UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2019

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15115 Park Row Blvd, Suite 300 Houston, Texas		77084-4947
(Address of principal executive offices)		(Zip Code)

(281) 674-0100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	RNET	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement

On June 7, 2019, RigNet, Inc. (the “Company”), as borrower, and subsidiaries of the Company party thereto, as guarantors, entered into a Second Amendment (the “Second Amendment”) to the Company’s Third Amended and Restated Credit Agreement dated as of November 6, 2017 (as amended from time to time, the “Credit Agreement”) with the financial institutions party thereto, as lenders, and Bank of America, N.A., as administrative agent for the lenders.

Pursuant to the Second Amendment, (i) the Company may exclude up to $5 million in legal and related costs for the previously disclosed arbitration proceedings involving a dispute with Inmarsat Global Limited pending at the International Centre for Dispute Resolution Inmarsat Dispute and incurred in the most recently completed four fiscal quarter period when calculating “Consolidated EBITDA” for purposes of the Credit Agreement, (ii) the Company is permitted to incur as “Indebtedness” and exclude from the calculation of “Consolidated Funded Indebtedness” up to $30 million of undrawn surety bonds and other similar instruments for purposes of the Credit Agreement, and (iii) the threshold for proceeds from asset dispositions above which the Company must prepay the Term Out Loans (as defined in the Credit Agreement) and the Term Loans (as defined in the Credit Agreement) has been revised to $5 million.

As of June 11, 2019, the outstanding principal amount of the Term Loan was $8.75 million, the outstanding principal amount of the Term Out Loan was $30.0 million, and the outstanding draws on the Revolving Credit Facility (“RCF”) were $37.15 million with available amounts under the RCF subject to the Specified Reserve (as defined in the Credit Agreement).

The foregoing description of the Second Amendment is not complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 to this Form 8-K, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

10.1

Second Amendment to Third Amended and Restated Credit Agreement, dated as of June 7, 2019, among RigNet, Inc., as Borrower, the Subsidiaries of RigNet, Inc. party thereto as Guarantors, Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, and the Lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

Date: June 13, 2019	By:	/s/ Brad Eastman
	Name:	Brad Eastman
	Title:	Senior Vice President & General Counsel